Innovator Premium Income 15 Buffer ETF - July
Schedule of Investments
July 31, 2026 (Unaudited)

U.S. TREASURY BILLS - 102.2%	Par		Value
3.68%, 08/27/2026 (a)	$ 37,100		$ 37,011
3.65%, 09/29/2026 (a)	37,100		36,884
3.80%, 10/29/2026 (a)	37,100		36,771
3.83%, 11/27/2026 (a)	37,100		36,652
3.91%, 12/31/2026 (a)	37,200		36,608
3.74%, 01/21/2027 (a)	37,200		36,527
3.82%, 02/18/2027 (a)	37,200		36,428
3.83%, 03/18/2027 (a)	37,200		36,322
3.88%, 04/15/2027 (a)	37,300		36,298
3.90%, 05/13/2027 (a)	37,300		36,189
3.96%, 06/10/2027 (a)(b)	8,448,800		8,170,656
TOTAL U.S. TREASURY BILLS (Cost $8,533,990)			8,536,346

TOTAL INVESTMENTS - 102.2% (Cost $8,533,990)			8,536,346
Money Market Deposit Account - 0.5% (c)			38,256
Liabilities in Excess of Other Assets - (2.7)%		(0.02672)	(223,158)
TOTAL NET ASSETS - 100.0%			$ 8,351,444

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

(a)	The rate shown is the annualized yield as of July 31, 2026.
(b)	All or a portion of the security has been pledged as collateral for written options.
(c)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Innovator Premium Income 15 Buffer ETF - July
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (2.2)%	Notional Amount	Contracts	Value
Put Options - (2.2)%
State Street SPDR S&P 500 ETF Trust, Expiration: 06/30/2027; Exercise Price: $634.72 (a)(b)	$ (8,441,439)	(113)	$ (181,418)
TOTAL WRITTEN OPTIONS (Premiums received $197,426)			$ (181,418)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Premium Income 15 Buffer ETF - July has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
U.S. Treasury Bills	$ 8,536,346	$ –	$ –	$ 8,536,346
Total Investments	$ 8,536,346	$ –	$ –	$ 8,536,346

Liabilities:
Investments:
Written Options	$ –	$ (181,418)	$ –	$ (181,418)
Total Investments	$ –	$ (181,418)	$ –	$ (181,418)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Written Options	$ (181,418)	(2.2%)
U.S. Treasury Bills	8,536,346	102.2
Money Market Deposit Account	38,256	0.5
Liabilities in Excess of Other Assets	(41,740)	(0.5)
	$ 8,351,444	100.0%